UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

NBC Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South 19th Street Lincoln, NE	68501-0529
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 421-7300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Sixth Amendment to Credit Facility

Effective as of February 3, 2009, Nebraska Book Company, Inc. (“Nebraska Book”), a Kansas corporation and the wholly-owned subsidiary of NBC Acquisition Corp., a Delaware corporation (“NBC”), amended its Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007 (the “Credit Agreement”), among Nebraska Book, NBC Holdings Corp., NBC, the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents, to, among other things, (i) extend the maturity date of its Revolving Credit Facility from March 4, 2009 to May 31, 2010 (the “Credit Facility”), (ii) decrease the maximum borrowing capacity under the Credit Facility to $65 million, and (iii) amend certain definitions and financial covenants under the Senior Credit Facility (the “Sixth Amendment”).

The foregoing description of the Credit Agreement and the Sixth Amendment is qualified in its entirety by reference to the full text of the Credit Agreement and the Sixth Amendment filed as an exhibit hereto.

There is no material non-banking relationship between the Registrant or its affiliates and any of the other parties to the Credit Agreement.

Series A Investment

On February 3, 2009, in connection with an equity investment by certain shareholders in NBC’s parent, NBC Holdings Corp. (“Parent”), NBC entered into a Stock Subscription Agreement (the “Subscription Agreement”), pursuant to which Parent purchased 10,000 shares of a newly created series of our preferred stock, designated “Series A Redeemable Preferred Stock”, par value $0.01 per share (the “Series A Preferred Shares”) for $1,000 per share, for an aggregate purchase price of $10,000,000 (the “Series A Investment”).

The Series A Preferred Shares have a liquidation preference equal to $1,000 per share of Series A Preferred Stock, as adjusted for stock splits, stock dividends, capital reorganizations, reclassifications and the like, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of payment, including for any partial annual period (the “Liquidation Preference”).

The holders of the Series A Preferred Shares shall be entitled to receive mandatory cumulative dividends from the date of issuance thereof, at a rate of 15% per annum of the Liquidation Preference, which dividends may be paid in cash or additional shares of Series A Preferred Stock only to the extent permitted by existing NBC debt covenants.

For as long as any shares of Series A Preferred Shares remain outstanding, without the consent of the holders of at least a majority of the outstanding, NBC will be prohibited from (i) amending, altering or repealing the First Amended and Restated Certificate so as to adversely affects the rights, powers, preferences, or privileges of the holders of the Series A Preferred Shares, (ii) creating, authorizing or issuing any equity securities senior or in parity with to the Series A Preferred Shares, or increase the authorized number of shares of such class or series, (iii) redeeming, repurchasing, or setting aside any sums for the purchase or redemption of any equity securities of NBC to which the Series A Preferred Shares rank senior and prior, or (iv) directly or indirectly declaring or paying dividends other than upon the Series A Preferred Stock.

The foregoing description is qualified in its entirety by reference to the full text of the Subscription Agreement and the terms, rights, preferences and privileges set forth in the NBC Amended and Restated Certificate of Incorporation filed as an exhibit hereto.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information included in Item 1.01 above regarding the Credit Agreement and the Sixth Amendment thereto is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 — UNREGISTERED SALES OF EQUITY SECURITIES.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sale and issuance of the Series A Preferred Shares to Parent, on February 3, 2009, has been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering. Parent has represented that it is an accredited investor, as that term is defined in Rule 501 promulgated under the Securities Act, and that it has acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. On February 3, 2009, NBC filed with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation, that created the new Series A Preferred Shares, authorized 20,000 Series A Preferred Shares and designated the rights, preferences, privileges and limitations of the Series A Preferred Shares, as described in Item 1.01 of this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

3.1	Amended and Restated Certificate of Incorporation of NBC Acquisition Corp.

10.1	Sixth Amendment, dated as of February 3, 2009, to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007, among Nebraska Book Company, Inc., NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

10.2	Stock Subscription Agreement, between NBC Acquisition Corp. and NBC Holdings Corp., dated as of February 3, 2009.

SAFE HARBOR REGARDING FORWARD LOOKING STATEMENTS.

This Form 8-K (including the Exhibits hereto) contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements do not constitute guarantees of future performance. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. More information about potential factors that could affect NBC’s business and financial results are included in NBC’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, which are on file with the Securities and Exchange Commission and available at the Security and Exchange Commission’s website at http://www.sec.gov. NBC assumes no obligation to update any forward-looking information contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.

Date: February 4, 2009	/s/ Alan G. Siemek
Alan G. Siemek Vice President and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of NBC Acquisition Corp.

10.1	Sixth Amendment, dated as of February 3, 2009, to the Amended and Restated Credit Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003, as further amended and restated as of March 4, 2004, and as amended by the First Amendment thereto, dated as of August 6, 2004, the Second Amendment thereto, dated as of October 20, 2004, the Third Amendment thereto, dated as of August 1, 2005, the Fourth Amendment thereto, dated as of April 26, 2006, and the Fifth Amendment thereto, dated as of March 30, 2007, among Nebraska Book Company, Inc., NBC Holdings Corp., NBC Acquisition Corp., the lenders party from time to time thereto, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent and collateral agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A. (as successor by merger to Fleet National Bank) and Wells Fargo Bank N.A., as co-documentation agents.

10.2	Stock Subscription Agreement, between NBC Acquisition Corp. and NBC Holdings Corp., dated as of February 3, 2009.